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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2003

SAFENET, INC. (Exact Name of Registrant as Specified in Charter)

8029 Corporate Drive, Baltimore, Maryland 21236 (Address of principal executive offices)
Delaware	0-20634	52-1287752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Registrant's telephone number, including area code: (410) 931-7500

(Former Name or Former Address, if Changed Since Last Report)

        SafeNet, Inc. ("SafeNet" or the "Company") is hereby amending Item 5 of its Current Report on Form 8-K dated January 28, 2003 (the "Form 8-K"), which incorporates by reference the press release of SafeNet dated as of January 28, 2003, a copy of which is attached to the Form 8-K as Exhibit 99.1 (the "Press Release"). The press release reported SafeNet's earnings for the three months and year ended December 31, 2002.

        Effective March 28, 2003, the Securities and Exchange Commission ("SEC") adopted new paragraph (e) of Item 10 of Regulation S-K concerning the use of non-GAAP financial measures in SEC filings. This new requirement may apply to non-GAAP financial measures included in reports filed under the Securities and Exchange Act of 1934, as amended, prior to the effective time of the new rule if they are incorporated by reference in a registration statement on Form S-3 filed after March 28, 2003.

        Because the Press Release includes non-GAAP financial measures that after March 28, 2003 may not be permitted in a registration statement on Form S-3, this amendment amends Item 5 of the Form 8-K to incorporate by reference only the portions of the Press Release that do not include non-GAAP financial measures prohibited by Item 10 of Regulation S-K.

Item 5.    Other Events.

        On January 28, 2003, SafeNet, Inc., a Delaware corporation ("SafeNet"), issued a press release announcing financial results for the quarter and year ended December 31, 2002. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K. The press release, except for (1) the third paragraph, (2) the sixth paragraph, (3) the eighth paragraph, (4) the eleventh paragraph and (5) the Pro Forma Consolidated Statements of Operations, is hereby incorporated by reference. Such paragraphs and pro forma results of operations shall not be incorporated by reference in any registration statement filed by the Company.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFENET, INC.
By:	/s/ CAROLE D. ARGO Carole D. Argo Chief Financial Officer

Date: June 12, 2003

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SIGNATURE